EXHIBIT 24
POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT
of
MIDWEST BANC HOLDINGS, INC.
     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and DANIEL R. KADOLPH, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Midwest Banc Holdings, Inc. (the “Company”) in connection with the Agreement and Plan of Merger dated as of February 8, 2006 between the Company and Royal American Corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
     Dated: February 28, 2006

/s/ E. V. Silveri
E. V. Silveri

POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT
of
MIDWEST BANC HOLDINGS, INC.
     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and DANIEL R. KADOLPH, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Midwest Banc Holdings, Inc. (the “Company”) in connection with the Agreement and Plan of Merger dated as of February 8, 2006 between the Company and Royal American Corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
     Dated: February 28, 2006

/s/ James J. Giancola
James J. Giancola

POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT
of
MIDWEST BANC HOLDINGS, INC.
     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and DANIEL R. KADOLPH, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Midwest Banc Holdings, Inc. (the “Company”) in connection with the Agreement and Plan of Merger dated as of February 8, 2006 between the Company and Royal American Corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
     Dated: February 28, 2006

/s/ Angelo A. DiPaolo
Angelo A. DiPaolo

POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT
of
MIDWEST BANC HOLDINGS, INC.
     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and DANIEL R. KADOLPH, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Midwest Banc Holdings, Inc. (the “Company”) in connection with the Agreement and Plan of Merger dated as of February 8, 2006 between the Company and Royal American Corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
     Dated: February 28, 2006

/s/ Gerald F. Hartley
Gerald F. Hartley

POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT
of
MIDWEST BANC HOLDINGS, INC.
     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and DANIEL R. KADOLPH, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Midwest Banc Holdings, Inc. (the “Company”) in connection with the Agreement and Plan of Merger dated as of February 8, 2006 between the Company and Royal American Corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
     Dated: February 28, 2006

/s/ Daniel Nagle
Daniel Nagle

POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT
of
MIDWEST BANC HOLDINGS, INC.
     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and DANIEL R. KADOLPH, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Midwest Banc Holdings, Inc. (the “Company”) in connection with the Agreement and Plan of Merger dated as of February 8, 2006 between the Company and Royal American Corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
     Dated: February 28, 2006

/s/ Joseph R. Rizza
Joseph R. Rizza

POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT
of
MIDWEST BANC HOLDINGS, INC.
     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and DANIEL R. KADOLPH, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Midwest Banc Holdings, Inc. (the “Company”) in connection with the Agreement and Plan of Merger dated as of February 8, 2006 between the Company and Royal American Corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
     Dated: February 28, 2006

/s/ Robert D. Small
Robert D. Small

POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT
of
MIDWEST BANC HOLDINGS, INC.
     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and DANIEL R. KADOLPH, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Midwest Banc Holdings, Inc. (the “Company”) in connection with the Agreement and Plan of Merger dated as of February 8, 2006 between the Company and Royal American Corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
     Dated: February 28, 2006

/s/ Leon Wolin
Leon Wolin

POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT
of
MIDWEST BANC HOLDINGS, INC.
     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and DANIEL R. KADOLPH, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Midwest Banc Holdings, Inc. (the “Company”) in connection with the Agreement and Plan of Merger dated as of February 8, 2006 between the Company and Royal American Corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
     Dated: February 28, 2006

/s/ Barry I. Forrester
Barry I. Forrester, C.F.A.

POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT
of
MIDWEST BANC HOLDINGS, INC.
     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and DANIEL R. KADOLPH, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Midwest Banc Holdings, Inc. (the “Company”) in connection with the Agreement and Plan of Merger dated as of February 8, 2006 between the Company and Royal American Corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
     Dated: February 28, 2006

/s/ Homer J. Livingston, Jr.
Homer J. Livingston, Jr.

POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT
of
MIDWEST BANC HOLDINGS, INC.
     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and DANIEL R. KADOLPH, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Midwest Banc Holdings, Inc. (the “Company”) in connection with the Agreement and Plan of Merger dated as of February 8, 2006 between the Company and Royal American Corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
     Dated: February 28, 2006

/s/ Robert J. Genetski
Robert J. Genetski, Ph.D.

POWER OF ATTORNEY
1933 ACT REGISTRATION STATEMENT
of
MIDWEST BANC HOLDINGS, INC.
     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints JAMES J. GIANCOLA and DANIEL R. KADOLPH, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Midwest Banc Holdings, Inc. (the “Company”) in connection with the Agreement and Plan of Merger dated as of February 8, 2006 between the Company and Royal American Corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
     Dated: February 28, 2006

/s/ Kenneth Velo
Monsignor Kenneth Velo